Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2025 Fund
June 30, 2026
FST25-NPRT1-0826
1.9909162.103
Bond Funds - 45.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	5,809	58,089
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	87,590	670,941
Fidelity Series International Developed Markets Bond Index Fund (a)	33,900	289,506
Fidelity Series Long-Term Treasury Bond Index Fund (a)	59,354	316,354
Fidelity Series Sustainable Investment Grade Bond Fund (a)	167,374	1,616,833
TOTAL BOND FUNDS (Cost $2,974,539)		2,951,723

Domestic Equity Funds - 28.7%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $1,356,634)	99,886	1,855,882

International Equity Funds - 25.7%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	32,944	610,452
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	70,233	1,060,514
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,260,568)		1,670,966

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $5,591,741)	6,478,571
NET OTHER ASSETS (LIABILITIES) - 0.0%	(2,431)
NET ASSETS - 100.0%	6,476,140

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	90,455	44,017	76,818	55	(227)	662	58,089	5,809
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	590,489	104,177	29,937	312	(41)	6,253	670,941	87,590
Fidelity Series International Developed Markets Bond Index Fund	256,020	43,848	12,939	2,146	(82)	2,659	289,506	33,900
Fidelity Series Long-Term Treasury Bond Index Fund	258,599	72,342	14,836	2,996	(41)	290	316,354	59,354
Fidelity Series Sustainable Emerging Markets Fund	487,763	53,927	52,153	-	1,826	119,089	610,452	32,944
Fidelity Series Sustainable Investment Grade Bond Fund	1,445,735	249,794	71,171	16,311	(107)	(7,418)	1,616,833	167,374
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1,019,970	69,884	126,933	-	2,438	95,155	1,060,514	70,233
Fidelity Series Sustainable U.S. Market Fund	1,642,604	121,596	199,662	-	7,122	284,222	1,855,882	99,886
Fidelity Series Treasury Bill Index Fund	38,478	4,892	43,370	193	(9)	9	-	-
	5,830,113	764,477	627,819	22,013	10,879	500,921	6,478,571

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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